UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

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ENERGY PARTNERS, LTD.
(Exact name of registrant as specified in its charter)

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Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400
New Orleans, Louisiana  70170
(Address of principal executive offices)

(504) 569-1875
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Energy Partners, Ltd. (EPL or the Company) today announced that its Board of Directors has appointed three new directors -- James R. Latimer III, Bryant H. Patton, and Steven J. Pully -- to the Board, effective immediately. These new directors were recommended by Carlson Capital, L.P., which together with its affiliates owns approximately 9.4% of the Company's outstanding shares.

Additionally the EPL Board nominated to stand for re-election at the Company's 2008 Annual Meeting of Stockholders a slate of  11 members of the Board, including the three new members and Richard A. Bachmann, John C. Bumgarner, Jr., Jerry D. Carlisle, Harold D. Carter, Enoch L. Dawkins, Dr. Norman C. Francis, Robert D. Gershen, and William R. Herrin, Jr.

Carlson Capital and its affiliates have agreed to vote their shares in favor of all of the Company's nominees at the Annual Meeting pursuant to a letter agreement, dated on April 1, 2008, among the Company, Carlson Capital, L.P., Asgard Investment Corp., Clint D. Carlson, Double Black Diamond Offshore LDC, and Messrs Latimer, Patton and Pully.

Mr. Pully, a consultant to Carlson Capital, has agreed to resign as a director upon the request of a majority of the Board if Carlson Capital’s and its affiliates’ ownership of  the Company’s common stock falls below 5% of the Company’s currently outstanding common stock.  Carlson Capital and its affiliates have also agreed not to solicit proxies or consents or take similar actions prior to the earlier of the Notice Date (as defined in the letter agreement) or the date of a material breach by the Company of its obligations under the letter agreement.  Additionally, the Company has agreed to not increase the size of its board of directors or amend its Bylaws regarding the nomination of directors at the 2009 annual meeting of stockholders, prior to the Notice Date.

The foregoing is qualified in its entirety by reference to the full text of the letter agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

A copy of the press release, dated April 1, 2008 announcing the Letter Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The response to Item 1.01 above is incorporated by reference herein.

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Item 9.01.              Financial Statements and Exhibits.

Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Letter Agreement, dated April 1, 2008
99.1	Press Release, dated April 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                      April  2, 2008
ENERGY PARTNERS, LTD. By: /s/ John H. Peper John H. Peper Executive Vice President, General Counsel and Corporate Secretary